GOODWILL	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
GOODWILL	GOODWILL

(US$ MILLIONS)	2024	2023
Balance at beginning of year	$5,702	$6,914
Acquisitions through business combinations	24	—
Impairment	(661)	(599)
Dispositions	—	(577)
Foreign currency translation	(77)	(36)
Balance at end of year	$4,988	$5,702

The company evaluates goodwill for impairment on an annual basis, or more often if events or circumstances indicate there may be an impairment. To determine whether goodwill is impaired, the company compares the carrying amount of its cash-generating units to which goodwill has been allocated to their recoverable amounts. The recoverable amounts of the company’s cash-generating units are determined by calculating their value in use. For each cash generating unit, this involves estimating expected future cash flows based on forecasted revenues and margins, determining an appropriate discount rate and aggregating discounted expected cash flows to arrive at value in use. The most significant assumptions used in this determination are revenue growth rates, discount rates, and perpetuity growth rates which individually range from 5.2% to 14.4%, 11.0% to 12.5%, and 2.3% to 3.5%, respectively (2023: 5.3% to 6.6%, 8.4% to 13.0%, and 2.2% to 3.0%, respectively). These assumptions and inputs are forecasted over a period of 5 years and are based on market information and internal management budgets, reflective of historical experience and macroeconomic expectations.
During the year ended December 31, 2024, the company recorded a goodwill impairment loss of $661 million (2023: $599 million) on a cash-generating unit. The impairment is related to the company’s investment in healthcare services due to revised expectations of cash flows as a result of updated estimates for hospital admissions, revenue rates and operating costs. The recoverable amount calculated to assess goodwill impairment was based on an estimate of value in use using a discounted cash flow analysis incorporating unobservable inputs.
As at December 31, 2024, the recoverable amounts of the company’s remaining cash-generating units with material goodwill balances which comprise its dealer software and technology services operation and construction operation, were greater than their carrying values with significant headroom.
Goodwill, net of accumulated impairment losses, is allocated to the following cash-generating units as at December 31, 2024 and 2023:

(US$ MILLIONS)	2024	2023
Dealer software and technology services operation	$4,448	$4,424
Healthcare services	—	690
Construction operation	540	588
Total	$4,988	$5,702